                        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 17, 2001



To the Shareholders of Supertex, Inc.:

             NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 17, 2001 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

        1. ELECTION OF DIRECTORS. To elect directors to serve for the ensuing year and until their successors are elected.

        2. APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN. To approve the adoption of the 2001 Stock Option Plan and the reservation of 2,000,000 shares of common stock.

        3. RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for fiscal year 2002.

        4. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Only shareholders of record at the close of business on June 15, 2001 are entitled to vote at the meeting.

	All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Please note, however, that if your shares are held on record by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain from the record holder a proxy in your name.



                                    By Order of the Board of Directors


                                    /s/ Benedict C.K. Choy
                                        Secretary

Sunnyvale, California
July 16, 2001

                             PROXY STATEMENT

                SOLICITATION OF PROXY, REVOCABILITY AND VOTING

General

	The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board" or "Board of Directors") of Supertex, Inc., a California corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders to be held on August 17, 2001 at 10:00 a.m., local time (the Annual Meeting), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

	Only shareholders of record at the close of business on June 15, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date 12,403,749 shares of the Company's Common Stock, no par value, were issued and outstanding.

	The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089. The Company's telephone number at that address is (408) 744-0100.

	The Company intends to mail this proxy statement and an accompanying proxy card on or about July 16, 2001 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

	Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company at the Company's principal executive offices, 1235 Bordeaux Drive, Sunnyvale, California 94089, a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting and Solicitation

	Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. The director candidates who receive the most votes will be elected to fill the seats on the Board. Approval of all other proposals require the favorable vote of a majority of the votes "represented and voting" at the Annual Meeting (the Votes Cast). An automated system administered by the Company's transfer agent, Registrar and
Transfer Company, tabulates the votes.

Quorum; Abstentions; Broker Non-Votes

	The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

	While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that, in the absence of contrary controlling authority, abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has received no instruction from the beneficial owner.

	Accordingly, in general abstentions and broker "non-votes" will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of the adoption of the 2001 Stock Option
Plan). However, the number of shares voting in favor of any matter must constitute at least a majority of the required quorum for the Annual Meeting. The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited personally or by telephone or by fax by certain of the Company's directors, officers, and regular employees. Such persons will not receive additional compensation for such solicitation.

Deadline for Receipt of Shareholder Proposals

	Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 2002 must be received by the Company no later than February 22, 2002 in order that they may be included in the proxy statement and form of proxy relating to that meeting. The proposal must be mailed to our principal offices, 1235 Bordeaux Drive, Sunnyvale, California 94089. Such proposals may be in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.



PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

	A board of six directors is to be elected at the Annual Meeting.
Mr. Frank Pao, a director since 1987, has declined re-election to the Board for personal reasons; therefore, there will be one new member on the board. The Board has nominated Dr. Milton Feng for election as the new member of the Board for the ensuing year in addition to nominating the remaining five current members. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below.
The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. In the event that any nominee of the Company declines or is unable to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will decline or will be unable to serve as a director. In the event that additional persons are nominated for election as directors and/or votes are cumulated, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person's successor has been elected and qualified. The names of the nominees and certain information about them are set forth in the following page:


Name of Nominee             Age    Principal Occupation       Director Since
Henry C. Pao  (2),(4),(5)   63     President/Principal             1976
                                   Executive and Financial
                                   Officer of the Company

Benedict C.K. Choy (2)      55     Senior Vice President           1986
                                   -Technology Development
                                   of the Company

Richard E. Siegel           55     Executive Vice President        1988
                                   of the Company

W. Mark Loveless            49     Independent Consultant          2000
(1),(2),(3),(4),(5)

Elliott Schlam (1),(3)      60     President, Elliott Schlam       2000
                                   Associates

Milton Feng                 51     Chair Professor of Electrical    N/A
                                   and Computer Engineering
                                   University of Illinois,
                                   Champaign-Urbana


---------------------------------------

(1) Member of the Board's Audit Committee.
(2) Member of the Board's Compensation Committee.
(3) Member of the Board's Executive Compensation Committee.
(4) Member of the Board's Employee Stock Purchase Plan Committee.
(5) Member of the Board's Deferred Compensation Plan Committee.

        There is no family relationship between any director, nominee or executive officer of the Company, except that Henry C. Pao and retiring director Frank C. Pao are brothers and are the sons of former director Yunni Pao.

        Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in fiscal 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

	Benedict C. K. Choy, a founder of the Company, joined in 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since 1988. He has been a Director since 1986. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon.
He received a B.S. degree in Electrical Engineering from the University of California, Berkeley.

        Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument, and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor (NASD: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in Mechanical Engineering from the City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

	W. Mark Loveless is an independent financial consultant since March 2001. From November 1999 to February 2001, Mr. Loveless was the Chief Financial Officer of NPoint Inc., an embedded software company located in Los Gatos, CA. Prior to joining NPoint, Inc. in November 1999, Mr. Loveless had been with PricewaterhouseCoopers LLP, since 1978. Mr. Loveless was a Business Assurance Partner from 1990 to 1999 with PricewaterhouseCoopers LLP, in San Jose, CA in their Technology Sector where he spent considerable time working with mergers and acquisitions, public offerings, and accounting systems and controls. Mr. Loveless is a Certified Public Accountant and holds a B.S. degree in Business Administration and an MBA degree in Finance.

        Elliott Schlam is an internationally recognized authority on the flat panel display industry. His consulting practice includes technology development, management and market strategies, R&D and equity fund raising and securities analysis. He has consulted for numerous successful Fortune
100 and start-up companies and was previously VP of Sales and Marketing for a flat panel display company as well as director of display R&D, manufacturing methods and technology insertion for the U.S. Army. Dr. Schlam is a Fellow of the Society for Information Display.

        Milton Feng is a leading authority in III-V compound semiconductor and opto-electronic devices. He is currently the Dr. Nick Holonyak Jr. Chair Professor of Electrical and Computer Engineering and of the Center for Compound Semiconductor Microelectronics at the University of Illinois, Champaign-Urbana. He is a Fellow of IEEE and received the prestigious IEEE David Sarnoff Award in 1997. He was also awarded the Dr. Pan Wen Yuan Award in 2000 for his outstanding contribution in Noise in Microelectronics. He has published 120 journal papers, 105 conference papers, and holder of 6 patents in microelectronics and opto-electronics area. He received a Ph.D.
in Electrical Engineering from the University of Illinois. Dr. Feng worked as a Section Head at the Torrance Research Center, Hughes Aircraft, and at the Ford Microelectronics in Colorado Springs before returning to the University of Illinois as a faculty member.

Board Recommendation on Proposal 1; Vote Required

	The six (6) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

	THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE ABOVE-NAMED PERSONS TO THE BOARD OF DIRECTORS OF THE COMPANY.

Board Meetings and Committees

          The Board of Directors of the Company held a total of two meetings during the fiscal year ended March 31, 2001. All directors attended each meeting during such fiscal year. The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Stock Option Committee, an Employee Stock Purchase Plan (the "ESPP") Committee, and a Deferred Compensation Plan Committee. The Board has no special nominating committee or any committee performing similar functions of such committee. Any member of the Board can make nominations.

Audit Committee

	The Audit Committee consists of three non-employee directors, Mark Loveless, Elliott Schlam, and Frank Pao. The principal functions of the Audit Committee are (1) to monitor corporate financial reporting and the internal and external audits of the Corporation (2) to review and evaluate the Company's internal control structure, and (3) to nominate independent public accountants and approve the services performed by such auditors. The Audit Committee held four meetings in fiscal year 2001 and each such meeting was attended by all Audit Committee members.

Employee Stock Purchase Plan Committee

        The Employee Stock Purchase Plan committee, consists of Henry C. Pao and Mark Loveless, is responsible for the general administration and interpretation of the ESPP and for carrying out its provisions.

Deferred Compensation Plan Committee

	The Deferred Compensation Plan Committee, consists of Henry C. Pao and Mark Loveless, is responsible for interpretation of the Supplemental Employee Retirement Plan (the "SERP") and making all other policy decisions concerning the SERP's administration.

Executive Compensation Committee

	The Executive Compensation Committee consists of non-employee directors Mark Loveless, Elliott Schlam, and Frank Pao, and is responsible for making recommendations to the Board of Directors with respect to all cash-based and all stock compensation of executive officers.

Compensation Committee

	The Compensation Committee consists of Mark Loveless, Henry C. Pao, and Benedict Choy. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to all cash-based compensation and all stock compensation of employees and consultants, other than executive officers.

Compensation Committee Interlocks and Insider Participation

	Benedict Choy and Henry C. Pao serve on the Compensation Committees and Henry C. Pao serves on the Deferred Compensation Plan and Employee Stock Purchase Plan Committees, and both are also officers of the Company.

Compensation of Directors

	Cash Compensation. The Company currently pays cash compensation to its outside Directors for serving on the Board or committees of the Board in an amount of $1,000 for each Board meeting attended. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.

	Stock Option Grant. The Company granted stock options to its non-employee directors during fiscal 2001. Each of the non-employee directors,
W. Mark Loveless and Elliot Schlam, received a total of 12,000 shares during fiscal 2001. The new nominee, Mr. Milton Feng, will be granted on September 1, 2001 stock options to purchase 10,000 shares of the Company's Common Stock vested over a five-year period, if he is elected to the Board of Directors.

Certain Relationship and Related Transactions

	The Company leases a Sunnyvale facility under a month-to-month operating lease of $38,000 per month from Fortuna Realty Co., a corporation owned by former Supertex Director, Yunni Pao. The total rental expenses paid to the former company director were $408,000, $388,000, and $375,000 in fiscal 2001, 2000, and 1999, respectively. The Company believes that the lease with Fortuna Realty Co. is at prevailing market rates.

	Mr. Richard Siegel, the Executive Vice President of the Company, is a member of the Board of Directors for All American Semiconductor.
All American Semiconductor is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Sales to this distributor for fiscal years 2001, 2000 and 1999 were $3,969,000, $4,114,000 and $3,038,000, respectively. Supertex has no long-term production agreement with All American Semiconductor.

Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth the beneficial ownership of Common Stock of the Company as of June 15, 2001 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock,
(ii) by each of the Company's directors, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group:

Directors, Officers and 5% Stockholders

                                        Shares Beneficially Owned (1)

                                 Number of Shares        Percentage of Total
Account Management Corp.          1,265,800 (2)                10.21%
2 Newberry Street
Boston, MA 02116

Wasatch Advisors, Inc.            1,267,650 (3)                10.22%
150 Social Hall Avenue
Salt Lake City, UT 84111

Sanford C. Bernstein & Co., Inc.    759,850 (4)                 6.13%
767 Fifth Avenue
New York, NY10153

Yunni Pao                         1,615,552 (5)                13.02%
2 Oxford Road
Kowloon, HongKong

Henry C. Pao                        923,919 (6)                 7.32%
Supertex, Inc.
1235 Bordeaux Dr.
Sunnyvale, California 94089

Frank C. Pao                        804,771                     6.49%
Business Systems Technology Corp.
330 Manchester Rd.
Poughkeepsie, New York

Benedict C.K. Choy                  251,660 (7)                 1.99%
Richard Siegel                       40,239 (8)                  (16)
Dennis Kramer                        29,000 (9)                  (16)
William Ingram                       19,703 (10)                 (16)
Franklin Gonzalez                    35,972 (11)                 (16)
Michael Lee                          19,852 (12)                 (16)
Dilip Kapur                           7,000 (13)                 (16)
William Peterson                      6,000 (14)                 (16)
All Directors and Executive
Officers as a group (12 persons)  2,139,216 (15)                16.94%

---------------------


(1) Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Based on a filing dated May 14, 2001, pursuant to Section 13(f) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Company believes that Account Management Corp., a registered investment advisor has beneficial ownership of 1,265,800 shares of the Company's Common Stock as of March 31, 2001.

(3) Based on a filing dated June 11, 2001, pursuant to Section 13(g) of the Exchange Act, the Company believes that Wasatch Advisors, Inc., a registered investment advisor, has beneficial ownership of 1,267,650 shares of the Company's Common Stock as of May 31, 2001.

(4) Based on a filing dated February 15, 2000, pursuant to Section 13(g) of the Exchange Act, the Company believes that Sanford C Bernstein & Co., a registered investment advisor, has beneficial ownership of 759,850 shares of the Company's common stock as of December 31, 1999. Based on a filing by Sanford C. Bernstein Co., dated November 8, 2000, pursuant to Section 13(g) of the Exchange Act, Alliance Capital Management L.P. ("Alliance") acquired beneficial ownership of the shares of Supertex Inc. that were beneficially owned by Sanford C. Bernstein. The Company has not received any filings about the ownership of these shares from Alliance nor AXA Financial, the parent company of Alliance.

(5) Based on a filing dated February 14, 1997, pursuant to Section 13(d) of the Exchange Act, the Company believes that Push, Inc., a British Virgin Islands corporation owned 100% by Yunni Pao, has beneficial ownership of 1,615,552 shares of the Company's Common Stock as of December 31, 2000.

(6) Includes options held by Mr. Henry Pao to purchase 61,000 shares of Common Stock exercisable within 60 days of June 15, 2001.

(7) Includes options held by Mr. Choy to purchase 42,500 shares of Common Stock exercisable within 60 days of June 15, 2001.

(8) Includes options held by Mr. Siegel to purchase 29,700 shares of Common Stock exercisable within 60 days of June 15, 2001.

(9) Includes options held by Mr. Kramer to purchase 22,000 shares of Common Stock exercisable within 60 days of June 15, 2001.

(10) Includes options held by Mr. Ingram to purchase 19,400 shares of Common Stock exercisable within 60 days of June 15, 2001.

(11) Includes options held by Mr. Gonzalez to purchase 23,600 shares of Common Stock exercisable within 60 days of June 15, 2001.

(12) Includes options held by Mr. Lee to purchase 10,500 shares of Common Stock exercisable within 60 days of June 15, 2001.

(13) Includes options held by Mr. Kapur to purchase 7,000 shares of Common Stock exercisable within 60 days of June 15, 2001.

(14) Includes options held by Mr. Peterson to purchase 6,000 shares of Common Stock exercisable within 60 days of June 15, 2001.

(15) Includes options held by the Company's executive officers and directors (12 persons) to purchase an aggregate 221,700 shares exercisable within 60 days of June 15, 2001.

(16) Indicates less than 1% in beneficial ownership.


Compliance with Section 16(a) of the Exchange Act

	Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") initial reports of ownership on
Form 3 and changes in ownership on Form 4 or 5.   Such officers, directors
and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended March 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were satisfied.


Executive Officers of the Registrant

	The names, ages and positions of the Company's executive officers as of June 15, 2001 are as follows:


Name                  Position with the Company       Age        Officer Since

Henry C. Pao         President, Principal Executive    63            1976
                     and Financial Officer

Richard E. Siegel    Executive Vice President          55            1982

Benedict C. K. Choy  Senior Vice President,            55            1976
                     Technology Development,
                     and Secretary

Dennis E. Kramer     Vice President, Materials         59            1996

William P. Ingram    Vice President, Wafer Fab         53            1999
                     Operations

Franklin Gonzalez    Vice President, Process           50            1999
                     Technology

Michael Lee          Vice President, I.C. Design       46            1999

Dilip Kapur          Vice President, Standard Products 52            2000

William Petersen     Vice President, Worldwide Sales   48            2001


        Officers are appointed by the Board of Directors and serve at the discretion of the Board. There is no family relationship between any directors or executive officers of the Company except as stated below.

	Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in fiscal 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand and IBM. He received B.S., M.S., and Ph.D. degrees in Electrical Engineering from University of Illinois at Champaign-Urbana. Dr. Pao is the brother of Frank Pao, also a director of the Company.

        Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior
Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Director for All American Semiconductor (NASD: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel received a B.S. degree in Mechanical Engineering from City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

	Benedict C. K. Choy, a founder of the Company, joined Supertex in fiscal 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since February 1988. He has been a Director since 1986. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He received a B.S. degree in Electrical Engineering from the University of California, Berkeley.

	Dennis E. Kramer joined Supertex in September 1981 as Wafer Fab II Production Manager. Over his tenure, he has managed many facets of the wafer fabrication process as well as all the back-end manufacturing operations. He was promoted to Vice President of Materials in 1996. Previously, he worked at Siemens and Signetics Corporation. He received a B.S. degree in Chemistry from University of California, Los Angeles and an MBA from Santa Clara University.

	William Ingram joined Supertex five years ago as its Director of Wafer Fab Operations. Prior to joining Supertex, he was Vice President of Technology Development at Crosspoint Solutions, before which he held management positions at Fairchild and National Semiconductor. He began his career at National after receiving his B.S. degree in Electrical Engineering with honors from the North Carolina State University.

	Franklin Gonzalez joined Supertex in November 1990 as a Process Development Manager. In 1994, he was promoted to Director of Process Technology. Prior to joining Supertex, he held various R& D management positions spanning over seventeen years with such companies as ECI Semiconductor, Telmos and Harris Semiconductor where he began his career.
He received a Ph.D. in Electrical Engineering from the University of Florida and a M.S. degree in Electrical Engineering from Stanford University.

	Michael Lee re-joined Supertex in October 1993 as Director of I.C. Design. Before that, he had a combined total of fifteen years of industry experience in I.C. Design. Mr. Lee began his career at Supertex after receiving his M.S. degree in Electrical Engineering from the University of California Berkeley in 1978.

	Dilip Kapur joined Supertex in March 1984 and has managed Marketing, Applications, Marketing Communications and Product Engineering Departments. He has previously held Application Engineering and Marketing positions at Computer Power Inc. and Advani Oerlikon Ltd. He received a B.S. degree in Electrical Engineering from MACT, Bhopal and a Diploma in International Trade from Indian Institute of Foreign Trade, New Delhi.

	William Petersen first joined Supertex in 1984 as Sales Manager for the Central Region of the United States. From 1990 through 1994, he was the Company's National Sales Manager, overseeing sales operations throughout the United States. Mr. Petersen re-joined Supertex in September 1999 as Director of Sales. He was promoted to Vice President of Worldwide Sales in February 2001. Prior to working at Supertex, he worked at Siemens as Central Area Manager from 1980-1984. Mr. Petersen attended the University of Iowa.

                  Compensation of Executive Officers

	The following table shows compensation paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended March 31, 2001.

SUMMARY COMPENSATION TABLE
                                                                                              Long-Term
                            Annual Compensation                                               Compensation(1)

                                                        Deferred                   Deferred Securities Underlying   All other
Name and Principal Position  Year    Salary(2)        Salary          Bonus(3)  Bonus    Options (No.of Shares)   Compensation(4)
Henry C. Pao                 2001    $ 175,810       $ 210,504       $ 1,276   $ 85,724         0                    $ 1,295
President and CEO            2000      139,576          44,326           435     29,565       25,000                   1,355
                             1999      139,576          44,326         1,508    102,492       56,000                   1,385

Richard Siegel               2001      231,151          41,796        37,700     37,700         0                      1,295
Executive Vice President     2000      231,436          39,677        13,000     13,000       22,000                   1,355
                             1999      206,419          35,262        45,500     45,500       54,000                   1,355

Benedict C. K. Choy          2001      190,703          20,456        57,420      6,380         0                      1,295
Senior Vice President,       2000      194,345          12,897        20,900      1,100       20,000                   1,355
Technology Development       1999      164,020          15,277        39,000     39,000       52,000                   1,355

Michael Lee (5)              2001      184,239            0           24,000       0           5,000                   1,295
Vice President,              2000      162,976            0            8,000       0          20,000                   1,355
I.C. Design                  N/A         N/A             N/A           N/A        N/A           N/A                     N/A

William Ingram (5)           2001      148,094           6,773        32,000       0           5,000                   1,295
Vice President               2000      144,685            0            8,000       0            0                      1,295
Wafer Fab Operations         N/A         N/A             N/A           N/A        N/A          N/A                      N/A

----------------------------------------------


(1) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan," "defined benefit plan, " or "pension plan" as such terms are defined in the applicable rules.
(2) Compensation deferred at the election of executive is included in the category and in the year earned.
(3) The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate. Bonus deferred at the election of the executive is included in the category and in the year earned.
(4) The amounts disclosed in this column include:
(a) Company contributions of $5,200, $8,320, and $9,360 in fiscal 1999, 2000, and 2001 respectively under the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.
(b) Payment by the Company of premiums amounting to $1,579, $2,512, and $2,453 for fiscal 1999, 2000, and 2001 respectively, for term life insurance on behalf of each named executive officer. All full-time employees of the Company are covered by such term life insurance benefits.
(5) Mr. Lee and Mr. Ingram became officers of the Company in fiscal 1999.


 	The following table shows, as to the named executive officers, information concerning options granted during fiscal 2001 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.


                      OPTION GRANTS IN LAST FISCAL YEAR


                                                                                       Potential Realizable
                                                                                      Value at Assumed Annual
                                    Percent of Total                                    Rates of Stock Price
                                   Options Granted to      Excercise                 Appreciation for Option
                                   Employees in Fiscal       Price     Expiration             Term
Name          Options Granted (1)     Year (2)             ($/Share)      Date       5% (3)          10% (3)
Michael Lee     5,000 (4)                1.02%              $19.56      12/01/07    $39,820          $92,796
William Ingram  5,000 (4)                1.02%              $19.56      12/01/07    $39,820          $92,796

-----------------------------------

(1) Options granted under the Company's 1991 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equal to the market value of the Company's Common Stock on the date of grant.
(2) In fiscal 2001, the Company granted options representing 491,260 shares to employees.
(3) Potential realizable value is based on Black - Scholes Multiple Option model. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.
(4) 7-year term, vest 1 year after grant date over a 5-year period.

	In March 1998, Franklin Gonzalez, the Company's Vice President, Process Technology, and William Ingram, the Company's Vice President, Wafer Fab Operations, were given the opportunity to exchange their older higher priced incentive stock options for new incentive stock options at the then current market price of $10.625 per share in return for changing the vesting start date of the option to one year after the original vesting date for the surrendered option. The Board believed that it was in the best interest of the Company and the shareholders of the Company to highly motivate the two officers at the time and to make a special exchange offer that was not available to the rest of the officers of the Company.


	The following table provides the specified information concerning repricing of options to purchase the Company's Common stock held by any executive officer of the Company in the last 10 years.


                        OPTION REPRICING WITHIN LAST 10 YEARS

                                                                                                           Length of
                                                                                                           Original
                                                                                                          Option Term
                             Number of Securities    Market Price       Excercise Price      New          Remaining at
                               Underlying Options     of Stock at           at time of     Excercise   Date of Repricing
   Name                 Date       Repriced         Time of Repricing      Repricing        Price         (months)
Franklin Gonzalez    03/02/98      6,000(1)             $10.625             $16.750        $10.625            78
William Ingram       03/02/98      5,000(2)             $10.625             $12.000        $10.625            72

------------------------------------


(1)  8-year term, vest 3 years after original grant date over a 5-year period.
(2)  7-year term, vest 2 years after original grant date over a 5-year period.


        The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

                                              Number of Securities              Value of
                                             Underlying Unexercised         Unexercised In-the-Money
               Shares Acquired    Value     Options at Fiscal Year-End      Options at Fiscal Year-End(*)
   Name           on Exercise     Realized   Exercisable    Unexercisable     Exercisable       Unexercisable
Henry C. Pao         19,800    $ 549,450     57,000          82,000         $ 145,363         $ 103,750
Richard Siegel       15,000      412,500     26,700          77,600            22,350           100,000
Benedict Choy        12,000      452,250     40,500          75,000            72,500            98,125
Michael Lee          12,000      382,940     10,500          38,500             6,563            25,250
William Ingram        2,000       70,750     19,400          21,300            52,513            29,488

----------------------------------------


(*)Closing market price of the Company's Common Stock on Friday, March 30, 2001 was $12 5/8.


                        Report of the Executive Compensation Committee
                                 of the Board of Directors

	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

	The Executive Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits, including
stock options, of executive officers of the Company.   All the members of
the Board of Directors review the stock compensation of outside directors.


	The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

	Compensation Philosophy. The goals of the committee are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for the chief executive officer and other executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

* The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

*    	The Company pays for relative sustained performance.  Officers are rewarded based upon corporate performance, product line performance and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

*    	The Company strives for fairness in the administration of compensation.
        The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Executive Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

*  	The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in July, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each officer. Within 90 days after the end of the fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

	Compensation Components. The Company's compensation program, which consists of cash and equity based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. These components are:

	Cash-Based Compensation:

		Salary. The Executive Compensation Committee sets base salary for the chief executive officer and all other officers by reviewing the compensation levels for competitive positions in the market.
        Based on comparative data, the chief executive and all other officers were compensated within the low-to-middle salary range levels during fiscal 2001. The chief executive and all other executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal 2001.

		Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including the chief executive officer and all other officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula which includes employment grade level, seniority with the Company, and employee performance including attendance. As of June 15, 2001, the Company has made twenty-five semiannual profit-sharing distributions.

Equity-Based Compensation:

		Stock Option Grants. Stock options provide additional incentives to the chief executive officer and all other officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to various officers, management or technical employees in fiscal year 2001 for performance and promotions of existing employees, and as a part of the employment compensation package for new employees.

          -Respectfully submitted by the members of the Executive Compensation
           Committee


							W. Mark Loveless
							Frank Pao
							Elliot Schlam

                                Report of the Audit Committee
                                  of the Board of Directors

	The following is a report of the audit committee with respect to our audited financial statements for the fiscal year ended March 31, 2001, which include our consolidated balance sheets as of March 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended March 31, 2001, and the notes thereto. The information contained in this report shall not be deemed to be "Soliciting Material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference in such filing.

	The board of directors has adopted a written audit committee charter, a copy of which is attached to this proxy statement as Appendix A. In general the charter sets forth:

* the scope of the audit committee's responsibilities and the means by which it carries out these responsibilities

* the outside auditor's accountability to the board of directors and the audit committee; and

* the audit committee's responsibility to ensure the independence of the outside auditor

	Review with Management. The audit committee has reviewed and discussed our audited financial statements with management.

	Review and Discussions with Independent Accountants. The audit committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

	The audit committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with PricewaterhouseCoopers LLP their independence from Supertex. In addition, the audit committee has also considered whether the provision of those services set forth in the table below is compatible with PricewaterhouseCoopers LLP maintaining its independence from Supertex.

 	Conclusion. Based on the review and discussions referred to above, the committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

        - Respectfully submitted by the members of the Audit Committee

                                                      W. Mark Loveless
                                                      Elliot Schlam, Member
                                                      Frank Pao, Member

PROPOSAL 2: FOR THE APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK

	At the meeting, the shareholders will be requested to approve the 2001 Stock Option Plan (the "Plan") and the reservation of 2,000,000 shares of common stock. The Company's 1991 Stock Option Plan expires in 2001, and the Board of Directors ("Board") recommends approval of the new Plan to allow the Company to continue to attract and retain the best available individuals for positions of importance to the Company and to provide an incentive to directors, officers, employees and consultants of the Company and its Subsidiaries, to use their best efforts on the Company's behalf.

Description of the Plan

	General.    The purposes of this Plan are to attract and retain the
best available individuals for positions of importance to the Company, to provide additional incentive to such individuals, and to be competitive in our industry. Options granted under the Plan may be either "Incentive Stock Options," as defined in Section 422 of the Internal Revenue Code of 1986 ("Code"), or Non-Qualified Stock Options.

	Administration. The Plan shall be administered by a committee (the "Committee") designated by the Board. The Committee shall consist of at least two directors and may consist of the entire Board.

	Eligibility. Incentive Stock Options maybe granted to employees, officers, directors and consultants of the Company or its Subsidiaries. No Incentive Stock Options shall be granted to any person owning more than 10% of the total combined voting power of all classes of capital stock of the Company; or to any director who is not an officer. Non-Qualified Stock Options may be granted under the Plan to employees, officers, directors and consultants of the Company or its Subsidiaries.

	Shares Subject to Plan. The aggregate number of shares of common stock issuable under the Plan shall be 2,000,000 shares and may be set aside out of the authorized but unissued, or reacquired shares.

	Terms and Conditions of Options. Each Optionee shall enter into an Option Agreement with the Company and is subject to the following terms and conditions:

                Exercise Price. The per share exercise price of an Incentive Stock Option shall be no less than the Fair Market Value of the Stock, without regard to any restriction, on the date the Incentive Stock Option is granted. The per share exercise price of a Non-Qualified Stock Option may be less than the Fair Market Value of the Stock on the date of grant, however, in the case of a Non-Qualified Stock Option intended to qualify as "performance-based compensation" within the meaning of the 162(m) of the Code, the per share exercise price shall be no less than 100% of the fair market value on the date such Non-Qualified Stock Option is granted. The fair market value for a share of the Company common stock underlying each option award is the closing price per share on the Nasdaq Stock Market on the last market trading day prior to the day of grant.

                Payment for Stock. The exercise price of an Option shall be paid in full at the time of the exercise by cash, check, broker assisted same day sales, or by delivery of the certificate of shares of the Company's common stocks for exchange.

                Limitations. The plan provides that an Option shall not be treated as an Incentive Stock Option to the extent the aggregate fair market value of the common stocks for which Incentive Stock Options are exercisable for the first time by a Grantee during the calendar year exceeds $100,000. The aggregate fair market value is determined as of the time the Incentive Stock Option is granted

                Termination of Services. Upon the termination of an Optionee's services for the Company or its Subsidiaries for any reason, Options held by the Optionee may only be exercised to the extent and during the period, if any, set forth in the Option Agreement.

                Transferability of Options. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Optionee's lifetime only by the Optionee.
                Duration and Exercise of Options. Options may be exercised for terms of up to but not exceeding ten (10) years from the date of grant.
                Other Terms and Conditions. Option agreements may contain any other provision not inconsistent with the Plan that the Committee deems appropriate.

                Changes in Capital Structure. In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, re-capitalization, merger or consolidation, acquisition of 80 percent or more of its gross assets or stock, reorganization or liquidation, the Committee and/or the Board shall make such adjustments in the aggregate numbers and class of shares available under the Plan as it deems appropriate.

                Amendment and Termination of the 2001 Stock Option Plan. The Board may amend the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the shareholders of the Company. In addition, the Company shall obtain shareholders' approval for any amendment to the Plan in such a manner and to the extent necessary to comply with applicable law or regulation.


Federal Income Tax Information

	The federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general federal income tax rules applicable to the Plan. It does not purport to be complete, and it does not discuss the tax consequences of the participant's death, or the income tax laws of any municipality, state or foreign country in which a participant may reside.

Incentive Stock Options

	An optionee who is granted an Incentive Stock Option will not recognize income upon either at grant or exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. However, the exercise may subject the optionee to the alternative minimum tax. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of the sale of shares.

	If an optionee exercises an Incentive Stock Option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

        If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company.

        The exercise of an Incentive Stock Option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an Incentive Stock Option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an Incentive Stock Option.

        In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an Incentive Stock Option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Non-Qualified Stock Options

        Options that do not qualify as Incentive Stock Options are referred to as Non-Qualified Stock Options. An optionee generally will not recognize any taxable income at the time he or she is granted a Non-Qualified Stock Option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

        The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a Non-Qualified Stock Option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

        In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a Non-Qualified Stock Option or a sale or disposition of the shares acquired upon the exercise of a Non-Qualified Stock Option. However, upon the exercise of a Non-Qualified Stock Option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Board Recommendation on Proposal 2; Vote Required

	Approval of the adoption of the 2001 Stock Option Plan and the related reservation of the 2,000,000 shares of common stock for issuance thereunder requires the favorable vote of a majority of the Votes Cast on the Proposal, provided that such favorable vote constitutes at least a majority of the required quorum for the Annual Meeting.

	THE BOARD OF THE DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2001 STOCK OPTION PLAN AND THE RESERVATION OF 2,000,000 COMMON SHARES THEREUNDER.


PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

	On recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP, as independent public accountants to audit the financial statements of the Company for the fiscal year ending March 30, 2002. PricewaterhouseCoopers LLP, was the Company's independent public accountants for the fiscal year ending March 31, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

	Accountants Fees. The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2001:



Description of Services                                                Fees
Audit fees (1).....................................................$  147,000
Financial information system design and implementation fees (2)....     --
All other fees(3)..................................................$   68,000
Total..............................................................$  215,000

(1) Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2001 annual financial statements and for the review of the financial statements included in our quarterly reports during such period.

(2) Financial Informaiton System Design and Implementation Fees: represents the aggregate fees billed for operating or supervising the operation of our information system or managing our local area network and/or designing or implementing a hardware or software system that aggregates data or generates information that is significant to the generation of our financial statements.


(3) Other Fees: represents the aggregate fees billed in fiscal 2001 for services other than audit and other than financial information system design and implementation including, for example, fees for tax services and registration statements.

Board Recommendation on Proposal 3; Vote Required

	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 30, 2002, will be approved upon the favorable vote of the majority of the Votes Cast on the Proposal, provided that such favorable vote constitutes at least a majority of the required quorum for the Annual Meeting.

	THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING MARCH 30, 2002. THE VOTE REQUIRED TO APPROVE THIS PROPOSAL IS A MAJORITY OF THE SHARES PRESENT AND VOTING AT THE MEETING.



STOCK PERFORMANCE TABLE

        The following table shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the table below is not necessarily indicative of future price performance.

Comparison of Five Year cumulative Total Return*
                        3/96    3/97    3/98    3/99    3/00    3/01
Nasdaq Composite        $100    $111    $168    $228    $423    $169

Nasdaq Electronic       $100    $176    $201    $290    $841    $264
stocks

Supertex, Inc.          $100    $93     $89     $83     $237    $100

-----------------------------------

* Assumes investment of $100 on April 1, 1996.



                                OTHER MATTERS

	The Board of Directors know of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

	It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

	Any person who was a beneficial owner of common stock on the record date for the 2001 Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a shareholder of the Company as of the record date and should be directed to Investor Relations, 1235 Bordeaux Drive, Sunnyvale, California 94089.



                                       By Order of the Board of Directors,



                                       /s/ Benedict C. K. Choy
                                           Corporate Secretary

Dated:  July 16, 2001







Appendix A

Audit Committee Charter


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Supertex, Inc. ("the Company" or "Supertex"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board by June 14, 2001. The members of the Committee will meet the independence and experience requirements of the Nasdaq Marketplace Rule related to the structure and composition of the Audit Committee. The members of the Committee will be elected annually at the organizational meeting of the full Board held in August and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.


MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings whenever necessary.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:


1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls.

3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to filing Forms 10-Q.

7. At the completion of the annual audit, review with management and the independent accountants the following:

* The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

* Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

* Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

* Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the Nasdaq Marketplace, Statements on Auditing Standards and other accounting, legal and regulatory provisions.


SUPERTEX, INC.
ANNUAL MEETING OF SHAREHOLDERS, AUGUST 17, 2001

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

	The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 16, 2001, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 17, 2001, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

	THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 30, 2002, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

	SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE)

Please make your vote as indicated in this example [ X ]


1.  ELECTION OF DIRECTORS:

 	Nominees:
		Henry C. Pao
		Benedict Choy
		Richard Siegel
		W. Mark Loveless
		Elliott Schlam
		Milton Feng

	Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

	[    ]	FOR  all nominees (except as indicated above)
	[    ]	WITHHOLD AUTHORITY to vote for all nominees listed above.

2. PROPOSAL TO APPROVE THE 2001 STOCK OPTION PLAN AND RESERVE 2,000,000 SHARES FOR ISSUANCE THEREUNDER:

	[    ]	FOR
	[    ]	AGAINST
	[    ]	ABSTAIN

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 30, 2002:

	[    ]	FOR
	[    ]	AGAINST
	[    ]	ABSTAIN

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.


PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                        Signature:                             Date:

                        Signature:                             Date: